                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                             001-12522              13-3714474
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(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                  12701
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    (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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     On March  31,  2005,  the New York  State  Senate  passed by a vote of 56-5
Senate  Bill S 3671 and the New York State  Assembly  passed by a vote of 127-12
Assembly Bill A-6845.  A portion of this  legislation  pertains to video lottery gaming,  a copy of which is attached  hereto as EXHIBIT  99.01 and  incorporated herein by reference.

     These bills, which contain identical terms, are part of the omnibus revenue bills  necessary  in order to enact a budget for New York  State's  2005  fiscal year.  Part CC of each of these bills  modifies  existing New York law governing video lottery gaming by, among other things,  establishing a vendor's  marketing allowance for racetracks  operating video lottery programs which is greater than that provided under  existing New York law and by eliminating  the provisions of the current law which require that certain proceeds from video lottery gaming be
reinvested   in  the  racing   industry.   The  latter   provision   was  deemed
unconstitutional by the New York State Supreme Court,  Appellate Division,  in a
case which has been appealed to the New York State Court of Appeals.

     The budget  legislation will now be forwarded to Governor George Pataki for his approval.  The Governor has ten days from his receipt of the  legislation to accept or reject  it. If he fails to reject it within  that time  period,  it is deemed  approved  and  becomes  law.  The  Governor  also has the  right to veto specific  provisions of the bill and is not required to veto the  legislation in its entirety.

     The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such legislation.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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       (c)  Exhibits.

            99.01  Video lottery gaming legislation.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          EMPIRE RESORTS, INC.

Dated: March 31, 2005                     By:  /s/ Robert A. Berman
                                             -----------------------------------
                                             Name:  Robert A. Berman
                                             Title: Chief Executive Officer